Exhibit 99.1


URI    Uranium Resources, Inc.                                      NEWS RELEASE
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650 S. Edmonds Lane, Suite 108  Lewisville, TX  75067


Investor Contact:                            Company Contact:
Deborah K. Pawlowski/James M. Culligan       David N. Clark
Kei Advisors LLC                             President & Chief Operating Officer
Phone:  716.843.3908/ 716.843.3874           Phone:  361.883.3990
Email: dpawlowski@keiadvisors.com/
       jculligan@keiadvisors.com

Media Contact:
Kristin Jensen
DW Turner
505.888.5877 / 505.363.1496
kjensen@dwturner.com


            Uranium Resources Announces Live Webcast of Raymond James
                    Uranium Conference Presentation May 8th

DALLAS, TX, April 24, 2007 --- Uranium Resources, Inc. (NASDAQ: URRE) ("URI"), a uranium exploration and mining company, today announced that it will webcast its presentation from the 2007 Raymond James Ltd. Uranium Conference.

During URI's presentation, which is scheduled to begin at 3:15 p.m. ET May 8, Dave Clark, President and Chief Operating Officer, will discuss URI's operations, its corporate strategy and outlook. A brief question-and-answer session will follow.

The live webcast will be available at http://www.uraniumresources.com. Participants should go to the website 10 - 15 minutes prior to the scheduled webcast in order to register and download any necessary audio software.

The Raymond James Uranium Conference is being held at the InterContinental The Barclay Hotel in New York City.

About Uranium Resources, Inc.
Uranium Resources Inc. explores for, develops and mines uranium. Since its incorporation in 1977, URI has produced over 7 million pounds of uranium by in-situ recovery (ISR) methods in the state of Texas, where the Company currently has ISR mining projects. URI also has 183,000 acres of uranium mineral holdings in New Mexico that includes the proposed ISR project at Church Rock. The Company acquired these properties over the past 20 years along with an extensive information database. URI's strategy is to capitalize on the strong global market for uranium by fully exploiting its resource base in Texas and New Mexico, acquiring new assets and through joint ventures or partnerships.

Safe Harbor Statement
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could," and other similar words. All statements addressing operating performance, events, or developments that the Company expects or anticipates will occur in the future, including but not limited to statements relating to the Company's growth prospects and trading liquidity are forward-looking statements. Because they are forward-looking, they should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include, but are not limited to, the spot price of uranium, weather conditions, operating conditions at the Company's mining projects, government regulation of the mining industry and the nuclear power industry, the worldwide supply and demand of uranium, availability of capital, timely receipt of mining and other permits fro

Uranium Resources Announces Live Webcast of
Raymond James Uranium Conference Presentation May 8th
April 24, 2007


regulatory agents and other factors which are more fully described in the Company's documents filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this press release.




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